SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                  FORM 8-K/A


             Current Report Pursuant to Section 13 or 15(d) of the
                         Security Exchange Act of 1934

                       Date of Report:  October 15, 1998

                   Amending Form 8-K filed October 14, 1998


                       NEIMAN MARCUS FUNDING CORPORATION
            (Exact name of registrant as specified in its charter)



                                   Delaware
                (State or other jurisdiction of incorporation)

            33-88098                                  04-2354838
      (Commission File Number)            (IRS Employer Identification Number)




                       Neiman Marcus Funding Corporation
                                1201 Elm Street
                              Dallas, Texas 75201
                                (214) 761-2300

              (Address, including Zip Code, and Telephone Number, including Area Code, of Registrant's Principal Executive Office)

Item 5:  Other Events

      This Amended Report corrects the Report on Form 8-K filed on October 14 to describe correctly in the following paragraph the period covered by and the distribution date for the relevant Monthly Servicer's Certificate.

      The Monthly Servicer's Certificate for the Monthly Period ended September 30, 1998 with respect to both the 7.60% Class A Asset Backed Certificates, Series 1995-1 and the 7.75% Class B Asset Backed Certificates, Series 1995-1, issued by the Neiman Marcus Group Credit Card Master Trust, was distributed October 13, 1998.

      The above described Monthly Servicer's Certificate is filed as Exhibit 99 to the Report on Form 8-K filed on October 14, 1998.


                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Dated:  October 15, 1998


                        NEIMAN MARCUS FUNDING CORPORATION


                        By:     /s/ Paul F. Gibbons
                        Name:    Paul F. Gibbons
                        Title:   Vice President and Treasurer

























                                 EXHIBIT INDEX


      EXHIBIT                                         SEQUENTIALLY
      NUMBER                  DESCRIPTION             NUMBERED PAGE

          99                  Monthly Servicer's            4
                              Certificate for the
                              Monthly Period ended
                              September 30, 1998
                              (Incorporated by
                              reference to Exhibit 99
                              to Form 8-K filed on
                              October 14, 1998)






































